FIXED INCOME	LIQUIDITY	EQUITIES	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Funds

Bond Portfolios

Service Shares

Prospectus

January 31, 2005

BlackRock FundsSM is a mutual fund family with 50 investment portfolios, 20 of which are described in this prospectus.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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About BlackRock Funds

This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This Prospectus contains information on 20 of the BlackRock Bond funds. The Prospectus has been organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

BlackRock, Inc., the parent of BlackRock Advisors, Inc. (BlackRock), the funds’ investment adviser, recently acquired SSRM Holdings, Inc., the parent of State Street Research & Management Company, the investment adviser to the former State Street Research mutual funds (SSR Funds). In connection with the transaction, the SSR Funds were combined with certain BlackRock funds, including the Intermediate Government Bond and High Yield Bond Portfolios.

BlackRock

Enhanced Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds diversified among several categories. The fund’s dollar-weighted effective duration will be between 0 and 18 months during normal market conditions. Individual investments will be restricted to those securities whose maximum effective duration at the time of purchase is less than 5 years.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s, Prime-2 or higher by Moody’s or F-2 or higher by Fitch. The fund may invest in unrated notes, paper and other instruments that are determined by the fund management team to be of comparable quality to the instruments described above. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security’s rating falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the

IMPORTANT DEFINITIONS

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund may invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of one fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2006.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.40%
Other expenses		.76%
Service fees	.25%
Other	.51%
Total annual fund operating expenses		1.16%
Fee waivers and expense reimbursements*		.41%
Net expenses*		.75%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to .75% (excluding interest expense) of average daily net assets until February 1, 2006. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be .71% (excluding interest expense). These voluntary waivers may be terminated at any time. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$77	$328	$599	$1,372

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988, and Todd Kopstein, Managing Director of BFM since 2003.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

With BlackRock since 1994, Mr. Kopstein is a member of the Investment Strategy Group and his primary responsibility is managing total return portfolios, with a sector emphasis on short duration securities.

Mr. Anderson, Mr. Amero and Mr. Kopstein have been portfolio co-managers of the fund since inception.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the period indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund’s independent registered public accountant for the fiscal year shown below. The independent registered public accountant’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent registered public accountant for the current fiscal year.

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout the Period)

Enhanced Income Portfolio

	For the Period 3/19/04[1] through 9/30/04
Net asset value at beginning of period		$10.00

Income from investment operations
Net investment income		0.14[2]
Net gain (loss) on investments (both realized and unrealized)		(0.08)

Total from investment operations		0.06

Less distributions
Distributions from net investment income		(0.20)

Total distributions		(0.20)

Net asset value at end of period		$9.86

Total return		0.61%
Ratios/Supplemental data[3]
Net assets at end of period (in thousands)	$	– –
Ratios of expenses to average net assets
Net expenses		0.50%
Net expenses (excluding interest expense)		0.50%
Total expenses		1.05%
Ratios of net investment income to average net assets
After advisory/administration fee waivers		1.45%
Before advisory/administration fee waivers		0.90%
Portfolio turnover rate		208%

[1]	Commencement of operations of share class.
[2]	Calculated using the average shares outstanding method.
[3]	Annualized.

BlackRock

Low Duration Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as “junk bonds”, these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Goal

The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Split rated bonds will be considered to have the higher credit rating. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security’s rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy

IMPORTANT DEFINITIONS

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 1-3 Year Treasury Index: An unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, a portfolio of non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

The fund may invest in non-investment grade or “high yield” fixed income or convertible securities commonly known to investors as “junk bonds.” The fund may not invest more than 5% of its assets in high yield securities and all such securities must be rated B or higher at the time of purchase by at least one major rating agency. A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Service Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

The performance for the period before Service Shares were launched in January 1996 is based upon performance for Institutional Shares of the fund, which were first issued in July 1992. The actual return of Service Shares would have been lower than shown for the period before they were launched because Service Shares have higher expenses than Institutional Shares. Service Shares of the fund are expected to have expenses of .81% of average daily net assets (after waivers and reimbursements) for the current fiscal year and Institutional Shares of the fund are expected to have expenses of .55% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

As of 12/31

ANNUAL TOTAL RETURNS*

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

As of 12/31/04

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Low Duration
Return Before Taxes	1.07%	2.70%	4.68%	5.42%	07/17/92
Return After Taxes on Distributions	0.48%	1.68%	3.13%	3.48%
Return After Taxes on Distributions and Sale of Shares	0.69%	1.69%	3.04%	3.42%
ML 1-3 Yr. Treasury (Reflects no deduction for fees, expenses or taxes)	0.91%	2.83%	4.93%	5.71%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2006.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.48%
Interest expense[1]		– –
Other expenses		.58%
Service fees	.25%
Other	.33%
Total annual fund operating expenses		1.06%
Fee waivers and expense reimbursements*		.21%
Net expenses*		.85%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to .85% (excluding interest expense) of average daily net assets until February 1, 2006. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be .81% (excluding interest expense). These voluntary waivers may be terminated at any time. See the “Management” section for a discussion of these waivers and reimbursements.
[1]	The fund periodically engages in certain investment transactions which generate interest expense. For the year ended 9/30/04 the interest expense on the fund for such transactions was less than .01%.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$87	$316	$564	$1,275

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988, and Todd Kopstein, Managing Director of BFM since 2003.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

With BlackRock since 1994, Mr. Kopstein is a member of the Investment Strategy Group and his primary responsibility is managing total return portfolios, with a sector emphasis on short duration securities.

Mr. Amero and Mr. Anderson have been members of the team managing the fund since 1992 and Mr. Kopstein since 1998. Mr. Amero has been a portfolio co-manager of the fund since inception, Mr. Anderson since 1999 and Mr. Kopstein since January 2003.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal year ended 9/30/04 and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). The independent registered public accountant’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Company’s audited financial statements, are included in the Company’s 2004 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request.

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Low Duration Bond Portfolio

	Year Ended 9/30/04	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00
Net asset value at beginning of period	$10.23	$10.25	$10.21	$9.82	$9.82

Income from investment operations
Net investment income[2]	0.19 [1]	0.24	0.38	0.53	0.57
Net gain (loss) on investments (both realized and unrealized)[2]	(0.12)	0.02	0.12	0.41	– –

Total from investment operations	0.07	0.26	0.50	0.94	0.57

Less distributions
Distributions from net investment income	(0.17)	(0.27)	(0.41)	(0.55)	(0.57)
Distributions from net realized gains	(0.04)	(0.01)	(0.05)	– –	– –

Total distributions	(0.21)	(0.28)	(0.46)	(0.55)	(0.57)

Net asset value at end of period	$10.09	$10.23	$10.25	$10.21	$9.82

Total return	0.73%	2.52%	5.01%	9.88%	5.98%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$345,733	$248,426	$120,857	$42,909	$19,745
Ratios of expenses to average net assets
Net expenses	0.84%	0.85%	0.85%	1.41%	2.77%
Net expenses (excluding interest expense)	0.84%	0.85%	0.85%	0.85%	0.85%
Total expenses	1.07%	1.10%	1.11%	1.68%	3.05%
Ratios of net investment income to average net assets
After advisory/administration fee waivers[2]	1.83%	1.94%[3]	3.40%	5.25%[3]	5.86%
Before advisory/administration fee waivers[2]	1.60%	1.69%[3]	3.15%	4.97%[3]	5.58%
Portfolio turnover rate	216%	195%	195%	168%	182%

[1]	Calculated using the average shares outstanding method.
[2]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[3]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note B to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2004, for full explanations of such reclassifications.

BlackRock

Intermediate Government Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Lehman Brothers Intermediate Government Index: An unmanaged index comprised of U.S. Government Securities issues from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Investment Goal

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers Intermediate Government Index (the benchmark). The fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund’s dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay

IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

one type of interest with another party for that other party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below recent historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rate as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Service Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

As of 12/31/04

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Intermediate Govt. Bond
Return Before Taxes	2.35%	4.19%	6.14%	6.30%	04/20/92
Return After Taxes on Distributions	1.24%	2.66%	4.27%	4.20%
Return After Taxes on Distributions and Sale of Shares	1.62%	2.67%	4.11%	4.10%
LB Intermediate Govt. (Reflects no deduction for fees, expenses or taxes)	2.33%	4.70%	6.57%	6.75%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2006.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Other expenses		.68%
Service fees	.25%
Other	.43%
Total annual fund operating expenses		1.18%
Fee waivers and expense reimbursements*		.28%
Net expenses*		.90%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to .90% (excluding interest expense) of average daily net assets until February 1, 2006. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$92	$347	$622	$1,407

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988, and Todd Kopstein, Managing Director of BFM since 2003.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

With BlackRock since 1994, Mr. Kopstein is a member of the Investment Strategy Group and his primary responsibility is managing total return portfolios, with a sector emphasis on short duration securities.

Mr. Amero and Mr. Anderson have been members of the team managing the fund since 1995 and Mr. Kopstein since 1998. Mr. Amero has been a portfolio co-manager of the fund since 1995, Mr. Anderson since 1999 and Mr. Kopstein since January 2003.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal year ended 9/30/04 and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). The independent registered public accountant’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Company’s audited financial statements, are included in the Company’s 2004 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request.

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Intermediate Government Bond Portfolio

	Year Ended 9/30/04	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00
Net asset value at beginning of period	$10.62	$10.81	$10.55	$9.91	$9.89

Income from investment operations
Net investment income[2]	0.35 [1]	0.45 [3]	0.52 [3]	0.58	0.58
Net gain (loss) on investments (both realized and unrealized)[2]	(0.17)	(0.16)[3]	0.25 [3]	0.63	0.01

Total from investment operations	0.18	0.29	0.77	1.21	0.59

Less distributions
Distributions from net investment income	(0.36)	(0.48)	(0.51)	(0.57)	(0.56)
Distributions from net realized gains	– –	– –	– –	– –	(0.01)

Total distributions	(0.36)	(0.48)	(0.51)	(0.57)	(0.57)

Net asset value at end of period	$10.44	$10.62	$10.81	$10.55	$9.91

Total return	1.71%	2.79%	7.56%	12.56%	6.23%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$1,235	$1,447	$2,007	$32,336	$25,325
Ratios of expenses to average net assets
Net expenses	0.86%	0.90%	0.91%	1.56%	1.32%
Net expenses (excluding interest expense)	0.86%	0.90%	0.90%	0.90%	0.90%
Total expenses	1.08%	1.15%	1.12%	1.78%	1.54%
Ratios of net investment income to average net assets
After advisory/administration fee waivers[2]	3.38%	4.22%[3]	5.34%[3]	5.66%[3]	5.86%[3]
Before advisory/administration fee waivers[2]	3.16%	3.97%[3]	5.12%[3]	5.44%[3]	5.65%[3]
Portfolio turnover rate	200%	143%	183%	157%	131%

[1]	Calculated using the average shares outstanding method.
[2]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[3]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note B to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2004, for full explanations of such reclassifications.

BlackRock

Intermediate Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Goal

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Government/Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund’s dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying

IMPORTANT DEFINITIONS

Lehman Brothers Intermediate Government/Credit Index: An unmanaged index comprised of U.S. Government securities or an investment grade credit securities from the more comprehensive Lehman Brothers U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rate as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Service Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers Intermediate Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

As of 12/31/04

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Intermediate Bond
Return Before Taxes	2.71%	5.49%	7.07%	6.79%	09/17/93
Return After Taxes on Distributions	1.58%	3.66%	4.89%	4.43%
Return After Taxes on Distributions and Sale of Shares	1.92%	3.67%	4.76%	4.36%
LB Intermediate Govt./Cred. (Reflects no deduction for fees, expenses or taxes)	3.04%	5.69%	7.21%	7.15%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2006.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Interest Expense[1]		– –
Other expenses		.59%
Service fees	.25%
Other	.34%
Total annual fund operating expenses		1.09%
Fee waivers and expense reimbursements*		.19%
Net expenses*		.90%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to .90% (excluding interest expense) of average daily net assets until February 1, 2006. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be .86% (excluding interest expense). These voluntary waivers may be terminated at any time. See the “Management” section for a discussion of these waivers and reimbursements.
[1]	The fund periodically engages in certain investment transactions which generate interest expense. For the year ended 9/30/04 the interest expense on the fund for such transactions was less than .01%.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Service Shares	$92	$328	$582	$1,312

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988, and Todd Kopstein, Managing Director of BFM since 2003.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

With BlackRock since 1994, Mr. Kopstein is a member of the Investment Strategy Group and his primary responsibility is managing total return portfolios, with a sector emphasis on short duration securities.

Mr. Amero and Mr. Anderson have been members of the team managing the fund since 1995 and Mr. Kopstein since 1998. Mr. Amero has been a portfolio co-manager of the fund since 1995, Mr. Anderson since 1999 and Mr. Kopstein since January 2003.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal year ended 9/30/04 and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). The independent registered public accountant’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Company’s audited financial statements, are included in the Company’s 2004 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request.

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Intermediate Bond Portfolio

	Year Ended 9/30/04	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00
Net asset value at beginning of period	$9.89	$9.81	$9.71	$9.13	$9.10

Income from investment operations
Net investment income[2]	0.31 [1]	0.44 [3]	0.52	0.53	0.55
Net gain (loss) on investments (both realized and unrealized)[2]	(0.10)	0.14 [3]	0.18	0.60	0.02

Total from investment operations	0.21	0.58	0.70	1.13	0.57

Less distributions
Distributions from net investment income	(0.31)	(0.48)	(0.50)	(0.55)	(0.54)
Distributions from net realized gains	(0.22)	(0.02)	(0.10)	– –	– –

Total distributions	(0.53)	(0.50)	(0.60)	(0.55)	(0.54)

Net asset value at end of period	$9.57	$9.89	$9.81	$9.71	$9.13

Total return	2.26%	6.08%	7.50%	12.77%	6.57%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$84,013	$56,632	$35,198	$35,351	$25,242
Ratios of expenses to average net assets
Net expenses	0.89%	0.89%	0.94%	1.21%	1.74%
Net expenses (excluding interest expense)	0.89%	0.89%	0.90%	0.90%	0.90%
Total expenses	1.10%	1.11%	1.15%	1.41%	1.96%
Ratios of net investment income to average net assets
After advisory/administration fee waivers[2]	3.23%	4.44%[3]	5.36%[3]	5.70%[3]	6.11%[3]
Before advisory/administration fee waivers[2]	3.02%	4.22%[3]	5.15%[3]	5.49%[3]	5.89%[3]
Portfolio turnover rate	216%	220%	239%	250%	199%

[1]	Calculated using the average shares outstanding method.
[2]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[3]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note B to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2004, for full explanations of such reclassifications.

BlackRock

Intermediate PLUS Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Lehman Brothers Intermediate Aggregate Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund’s dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team believes that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement

IMPORTANT DEFINITIONS

High Yield Bonds: Sometimes referred to as “junk bonds”, these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Intermediate Aggregate Index: An unmanaged index comprised of U.S. investment grade bonds in the 1 to 10 year maturity range of the Lehman Brothers Aggregate Index.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-dollar and non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, a portfolio of non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table may not reflect expenses of the fund after February 1, 2006.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Interest expense[2]		– –
Other expenses[1]		1.15%
Service fees	.25%
Other	.90%
Total annual fund operating expenses		1.65%
Fee waivers and expense reimbursements*		.80%
Net expenses*		.85%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to .85% (excluding interest expense) of average daily net assets until February 1, 2006. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be .81% (excluding interest expense). These voluntary waivers may be terminated at any time. See the “Management” section for a discussion of these waivers and reimbursements.
[1]	The fund is newly organized and, accordingly, “Other Expenses” are based on estimated amounts for the current fiscal year.
[2]	The fund periodically engages in certain investment transactions which generate interest expense. For the year ended 9/30/04 the interest expense on the fund for such transactions was less than .01%.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Service Shares	$87	$442

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, and Scott Amero, Managing Director of BFM since 1990.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

Mr. Anderson and Mr. Amero have been portfolio co-managers of the fund since inception.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the period indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund’s independent registered public accountant for the fiscal year shown below. The independent registered public accountant’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent registered public accountant for the current fiscal year.

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout the Period)

Intermediate PLUS Bond Portfolio

For the Period 8/18/04[1] through 9/30/04
Net asset value at beginning of period	$10.00

Income from investment operations
Net investment income	0.01 [2]
Net gain (loss) on investments (both realized and unrealized)	0.03

Total from investment operations	0.04

Net asset value at end of period	$10.04

Total return	0.40%
Ratios/Supplemental data[3]
Net assets at end of period (in thousands) 000
Ratios of expenses to average net assets
Net expenses	0.71%
Net expenses (excluding interest expense)	0.71%
Total expenses	1.04%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	0.10%
Before advisory/administration fee waivers	(0.23%)
Portfolio turnover rate	114%

[1]	Commencement of operations of share class.
[2]	Calculated using the average shares outstanding method.
[3]	Annualized.

BlackRock

Core Bond Total Return Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and de-bentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Goal

The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of

IMPORTANT DEFINITIONS

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investments, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, a portfolio of non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Service Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

The performance for the period before Service Shares were launched in January 1996 is based upon performance for Institutional Shares of the fund, which were first issued in December 1992. The actual return of Service Shares would have been lower than shown for the period before they were launched because Service Shares have higher expenses than Institutional Shares. Service Shares of the fund are expected to have expenses of .81% of average daily net assets (after waivers and reimbursements) for the current fiscal year and Institutional Shares of the fund are expected to have expenses of .55% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/04

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Core Bond Total Return
Return Before Taxes	4.13%	5.80%	7.41%	7.32%	12/09/92
Return After Taxes on Distributions	3.00%	3.83%	5.13%	4.70%
Return After Taxes on Distributions and Sale of Shares	2.70%	3.80%	4.96%	4.64%
Lehman Brothers U.S. Aggregate (Reflects no deduction for fees, expenses or taxes)	4.34%	6.20%	7.71%	7.72%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2006.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.46%
Interest expense[1]		– –
Other expenses		.58%
Service fees	.25%
Other	.33%
Total annual fund operating expenses		1.04%
Fee waivers and expense reimbursements*		.19%
Net expenses*		.85%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to .85% (excluding interest expense) of average daily net assets until February 1, 2006. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be .81% (excluding interest expense). These voluntary waivers may be terminated at any time. See the “Management” section for a discussion of these waivers and reimbursements.
[1]	The fund periodically engages in certain investment transactions which generate interest expense. For the year ended 9/30/04 the interest expense on the fund for such transactions was less than .01%.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$87	$312	$556	$1,254

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, and Scott Amero, Managing Director of BFM since 1990.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

Mr. Anderson and Mr. Amero have been members of the team managing the fund since 1992. Mr. Anderson has been a portfolio co-manager of the fund since 1997 and Mr. Amero since 1999.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal year ended 9/30/04 and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). The independent registered public accountant’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Company’s audited financial statements, are included in the Company’s 2004 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request.

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Core Bond Total Return Portfolio

	Year Ended 9/30/04	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00
Net asset value at beginning of period	$10.01	$9.99	$9.98	$9.36	$9.31

Income from investment operations
Net investment income[3]	0.36[1]	0.42	0.52 [4]	0.54	0.57
Net gain (loss) on investments (both realized and unrealized)[3]	(0.04)	0.16	0.15 [4]	0.62	0.05

Total from investment operations	0.32	0.58	0.67	1.16	0.62

Less distributions
Distributions from net investment income	(0.34)	(0.51)	(0.54)	(0.54)	(0.56)
Distributions from net realized gains	(0.25)	(0.05)	(0.12)	– –	(0.01)

Total distributions	(0.59)	(0.56)	(0.66)	(0.54)	(0.57)

Net asset value at end of period	$9.74	$10.01	$9.99	$9.98	$9.36

Total return	3.38%	5.98%	6.94%	12.71%	6.98%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$152,085	$139,499	$115,774	$112,748	$59,334
Ratios of expenses to average net assets
Net expenses	0.84%	0.85%	0.91%	0.91%	1.11%
Net expenses (excluding interest expense)	0.84%	0.85%	0.85%	0.85%	0.85%
Total expenses	1.05%	1.08%	1.13%	1.13%	1.35%
Ratios of net investment income to average net assets
After advisory/administration fee waivers[3]	3.69%	4.09%[4]	5.07%[4]	5.56%[4]	6.16%[4]
Before advisory/administration fee waivers[3]	3.48%	3.86%[4]	4.85%[4]	5.34%[4]	5.92%[4]
Portfolio turnover rate	360%	659%[2]	359%	304%	248%

[1]	Calculated using the average shares outstanding method.
[2]	Includes dollar roll transactions, excluding these transactions portfolio turnover would have been 257%.
[3]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[4]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note B to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2004, for full explanations of such reclassifications.

BlackRock

Core PLUS Total Return Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgaged-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as “junk bonds”, these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Goal

The fund seeks to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ± 20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team believes that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures collectively, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of

IMPORTANT DEFINITIONS

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection.

The fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit, and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-dollar and non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, a portfolio of non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage.

The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Service Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

As of 12/31/04

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	Since Inception	Inception Date[1]
Core PLUS Total Return
Return Before Taxes	4.66%	5.87%	6.08%	12/07/01
Return After Taxes on Distributions	3.63%	4.20%	4.40%
Return After Taxes on Distributions and Sale of Shares	3.01%	4.02%	4.20%
Lehman Brothers U.S. Aggregate (Reflects no deduction for fees, expenses or taxes)	4.34%	6.20%	6.35%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2006.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Other expenses		.60%
Service fees	.25%
Other	.35%
Total annual fund operating expenses		1.10%
Fee waivers and expense reimbursements*		.25%
Net expenses*		.85%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to .85% (excluding interest expense) of average daily net assets until February 1, 2006. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be .81% (excluding interest expense). These voluntary waivers may be terminated at any time. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$87	$325	$582	$1,318

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, and Scott Amero, Managing Director of BFM since 1990.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

Mr. Anderson and Mr. Amero have been portfolio co-managers of the fund since inception.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal year ended 9/30/04) and PricewaterhouseCoopers LLP (for the other fiscal years shown). The independent registered public accountant’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent registered public accountant for the current fiscal year.

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Core PLUS

Total Return Portfolio

	Year Ended 9/30/04	Year Ended 9/30/03	For the period 12/7/01[1] through 9/30/02
Net asset value at beginning of period	$10.46	$10.31	$10.00

Income from investment operations
Net investment income[4]	0.38[5]	0.37	0.23
Net gain on investments (both realized and unrealized)[4]	0.01	0.29	0.48

Total from investment operations	0.39	0.66	0.71

Less distributions
Distributions from net investment income	(0.32)	(0.45)	(0.40)
Distributions from net realized gains	(0.13)	(0.06)	– –

Total distributions	(0.45)	(0.51)	(0.40)

Net asset value at end of period	$10.40	$10.46	$10.31

Total return	3.78%	6.53%	7.22%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$ 29	$ – –	$ – –
Ratios of expenses to average net assets
Net expenses	0.78%	0.85%	0.82%[3]
Net expenses (excluding interest expense)	0.78%	0.85%	0.82%[3]
Total expenses	1.07%	1.20%	1.23%[3]
Ratios of net investment income to average net assets
After advisory/administration fee waivers[4]	3.74%	3.17%	3.50%[3]
Before advisory/administration fee waivers[4]	3.45%	2.82%	3.08%[3]
Portfolio turnover rate	412%	1,021%[2]	330%

[1]	Commencement of operations of share class.
[2]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 319%
[3]	Annualized.
[4]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[5]	Calculated using the average shares outstanding method.

BlackRock

Government Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Lehman Brothers Mortgage/10- Year Treasury Index: An unmanaged index comprised a 50% allocation to the mortgage component of the Lehman Brothers U.S. Aggregate Index and a 50% allocation of the Merrill Lynch 10-Year Treasury Index.

Investment Goal

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the Lehman Brothers Mortgage/10-Year Treasury Index (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund’s portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s

IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and payment risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below recent historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since Service Shares of the fund were introduced in October 2004, the chart below gives you a picture of the fund’s long-term performance for Investor A Shares of the fund, which were first issued in October 1994. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the Service Shares offered in this Prospectus because the Service Shares and the Investor A Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Service Shares and the Investor Shares do not have the same expenses. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance of the fund’s Service and Investor A Shares to that of a customized weighted index comprised of the returns of the Lehman Brothers Mortgage Index (50%) and the Lehman Brothers 10-Year Treasury Index (50%), recognized unmanaged indices of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/04

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Government Income
Return Before Taxes	3.82%	6.70%	8.50%	8.00%	10/03/94
Return After Taxes on Distributions	2.63%	4.97%	6.42%	5.41%
Return After Taxes on Distributions and Sale of Shares	2.47%	4.71%	6.05%	5.25%
Lehman Brothers Mtg./10-Yr. Tsy. (Reflects no deduction for fees, expenses or taxes)	4.79%	6.19%	7.53%	7.60%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table may not reflect expenses of the fund after February 1, 2006.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Other expenses[1]		.58%
Service fees	.25%
Other	.33%
Total annual fund operating expenses		1.08%
Fee waivers and expense reimbursements*		.18%
Net expenses*		.90%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to .90% (excluding interest expense) of average daily net assets until February 1, 2006. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be .86% (excluding interest expense). These voluntary waivers may be terminated at any time. See the “Management” section for a discussion of these waivers and reimbursements.
[1]	“Other expenses” are based on estimated amounts for the current fiscal year.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Service Shares	$92	$326

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. Mr. Pellicciaro’s primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1995 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

Financial Highlights

Since Service Shares of the fund launched in October 2004, the financial information in the table below shows the fund’s financial performance for the periods indicated for Investor A Shares of the fund. Although Investor A Shares are not offered in this Prospectus, the Investor A Shares would have substantially similar performance as the Service Shares offered in this Prospectus because the Investor A Shares and the Service Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the Service Shares do not have the same expenses. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal year ended 9/30/04 and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). The independent registered public accountant’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Company’s audited financial statements, are included in the Company’s 2004 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request.

FINANCIAL HIGHLIGHTS

(For an Investor A Share Outstanding Throughout Each Period)

Government Income Portfolio

	Year Ended 9/30/04	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00
Net asset value at beginning of period	$11.33	$11.40	$10.99	$10.03	$9.92

Income from investment operations
Net investment income[3]	0.40 [2]	0.34 [2,4]	0.45 [2,4]	0.56 [4]	0.56
Net gain (loss) on investments (both realized and unrealized)[3]	(0.04)	0.14 [4]	0.74 [4]	0.94 [4]	0.13

Total from investment operations	0.36	0.48	1.19	1.50	0.69

Less distributions
Distributions from net investment income	(0.36)	(0.46)	(0.51)	(0.54)	(0.54)
Distributions from capital	– –	– –	– –	– –	(0.04)
Distributions from net realized gains	(0.16)	(0.09)	(0.27)	– –	– –

Total distributions	(0.52)	(0.55)	(0.78)	(0.54)	(0.58)

Net asset value at end of period	$11.18	$11.33	$11.40	$10.99	$10.03

Total return[1]	3.34%	4.34%	11.47%	15.36%	7.27%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$126,332	$86,559	$42,845	$12,040	$5,716
Ratios of expenses to average net assets
Net expenses	0.98%	1.07%	1.11%	1.31%	2.43%
Net expenses (excluding interest expense)	0.98%	1.07%	1.07%	1.06%	1.06%
Total expenses	1.38%	1.34%	1.41%	1.60%	2.77%
Ratios of net investment income to average net assets
After advisory/administration fee waivers[3]	3.63%	3.05%[4]	4.26%[4]	5.25%[4]	5.70%[4]
Before advisory/administration fee waivers[3]	3.23%	2.78%[4]	3.97%[4]	4.96%[4]	5.36%[4]
Portfolio turnover rate	345%	1,981%	615%	849%	168%

[1]	Neither front-end sales load nor contingent deferred sales load is reflected.
[2]	Calculated using the average shares outstanding method.
[3]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[4]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note B to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2004, for full explanations of such reclassifications.

BlackRock

Inflation Protected Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as “junk bonds”, these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Goal

The fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The fund maintains an average portfolio duration that is within ±20% of the duration of the Lehman Global Real: U.S. TIPS Index (the benchmark).

The fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The fund is non-diversifed, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The fund may also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, investment grade corporate bonds and asset-backed securities. Securities are purchased for the fund when the management team believes that they have the potential for above-average real return. The fund measures its performance against the benchmark.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

IMPORTANT DEFINITIONS

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Global Real: U.S. TIPS Index: An unmanaged index consisting of the U.S. Treasury Inflation Protected Securities market. Performance information for the index prior to October 1997 is based on the performance information of the Lehman Inflation Notes Index.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its real return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average real returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money. The principal value of your investment is not protected or otherwise guaranteed by virtue of the fund’s investments in inflation-indexed bonds.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund’s gross income. Due to original issue discount, the fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-dollar and non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, a portfolio of non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund’s.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table may not reflect expenses of the fund after February 1, 2006.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.40%
Other expenses[1]		1.17%
Service fees	.25%
Other	.92%
Total annual fund operating expenses		1.57%
Fee waivers and expense reimbursements*		.82%
Net expenses*		.75%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to .75% (excluding interest expense) of average daily net assets until February 1, 2006. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be .71% (excluding interest expense). These voluntary waivers may be terminated at any time. See the “Management” section for a discussion of these waivers and reimbursements.
[1]	The fund is newly organized and, accordingly, “Other expenses” are based on estimated amounts for the current year.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Service Shares	$77	$415

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Stuart Spodek, Managing Director of BFM since 2002 and Brian Weinstein, Vice President of BFM.

Mr. Spodek is a member of the Investment Strategy Group and his primary responsibility is managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993.

Mr. Weinstein is a member of the Investment Strategy Group. His primary responsibility is the management of total return and real return products. Mr. Weinstein focuses on relative value opportunities across the yield curve in Government and Agency securities. Mr. Weinstein moved to his current role in the Portfolio Management Group in 2002. He began his career at BlackRock in the Portfolio Analytics Group in 2000.

Mr. Spodek has been a portfolio manager of the fund since inception. Mr. Weinstein has been a portfolio co-manager of the fund since 2005.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the period indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund’s independent registered public accountant for the fiscal year shown below. The independent registered public accountant’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent registered public accountant for the current fiscal year.

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout the Period)

Inflation Protected Bond Portfolio

	For the Period 6/28/04[1] through 9/30/04
Net asset value at beginning of period		$10.00

Income from investment operations
Net investment income (loss)		(0.02)[2]
Net gain (loss) on investments (both realized and unrealized)		0.41

Total from investment operations		0.39

Net asset value at end of period		$10.39

Total return		3.90%
Ratios/Supplemental data[3]
Net assets at end of period (in thousands)	$	– –
Ratios of expenses to average net assets
Net expenses		0.79%
Net expenses (excluding interest expenses)		0.79%
Total expenses		1.39%
Ratios of net investment income to average net assets
After advisory/administration fee waivers		(0.17)%
Before advisory/administration fee waivers		(0.77)%
Portfolio turnover rate		96%

[1]	Commencement of operations of share class.
[2]	Calculated using the average shares outstanding.
[3]	Annualized.

BlackRock

GNMA Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

GNMA Securities: Securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

Lehman Brothers GNMA MBS Index: An unmanaged index comprised of mortgage-backed pass through securities of the Government National Mortgage Association (GNMA).

Investment Goal

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities. GNMA securities are backed by the full faith and credit of the United States and are supported by the right of GNMA to borrow funds from the U.S. Treasury and to make payments under its guarantee.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the Lehman Brothers GNMA MBS Index (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund’s portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s

IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and prepayment risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

In addition to GNMA securities, the fund also makes investments in other residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Service Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers GNMA MBS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

The performance for the period before the fund was launched is based upon performance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.

As of 12/31

ANNUAL TOTAL RETURNS*

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

As of 12/31/04

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
GNMA
Return Before Taxes	3.48%	4.93%	7.13%	7.32%	05/31/90
Return After Taxes on Distributions	1.85%	2.93%	4.71%	4.82%
Return After Taxes on Distributions and Sale of Shares	2.24%	3.01%	4.61%	4.72%
Lehman Brothers GNMA MBS Index (Reflects no deduction for fees, expenses or taxes)	4.35%	5.27%	7.00%	7.54%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2006.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.55%
Interest expense		.06%
Other expenses		.62%
Service fees	.25%
Other	.37%
Total annual fund operating expenses		1.23%
Fee waivers and expense reimbursements*		.27%
Net expenses*		.96%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to .90% (excluding interest expense) of average daily net assets until February 1, 2006. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be .86% (excluding interest expense). These voluntary waivers may be terminated at any time. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$98	$364	$650	$1,465

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. Mr. Pellicciaro’s primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1998 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the period indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal year ended 9/30/04 and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). The independent registered public accountant’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request ( see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Company’s audited financial statements, are included in the Company’s 2004 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request.

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

GNMA Portfolio

	Year Ended 9/30/04	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00
Net asset value at beginning of period	$10.01	$10.23	$10.29	$9.72	$9.61

Income from investment operations
Net investment income[3]	0.44 [1]	0.50 [4]	0.56 [4]	0.60 [4]	0.59 [4]
Net gain (loss) on investments (both realized and unrealized)[3]	(0.08)	(0.14)[4]	0.19 [4]	0.57 [4]	0.15 [4]

Total from investment operations	0.36	0.36	0.75	1.17	0.74

Less distributions
Distributions from net investment income	(0.50)	(0.58)	(0.60)	(0.60)	(0.61)
Distributions from net realized gains	– –	– –	(0.21)	– –	(0.02)

Total distributions	(0.50)	(0.58)	(0.81)	(0.60)	(0.63)

Net asset value at end of period	$9.87	$10.01	$10.23	$10.29	$9.72

Total return	3.67%	3.58%	7.61%	12.38%	7.47%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$2,271	$1,554	$1,069	$224	$197
Ratios of expenses to average net assets
Net expenses	0.94%	0.93%	1.14%	1.59%	1.78%
Net expenses (excluding interest expense)	0.89%	0.90%	0.90%	0.90%	0.90%
Total expenses	1.25%	1.25%	1.44%	1.92%	2.15%
Ratios of net investment income to average net assets
After advisory/administration fee waivers[3]	4.45%	4.70%[4]	5.37%[4]	5.97%[4]	6.32%[4]
Before advisory/administration fee waivers[3]	4.13%	4.39%[4]	5.07%[4]	5.65%[4]	5.96%[4]
Portfolio turnover rate	228%	1,365%[2]	401%	773%	184%

[1]	Calculated using the average shares outstanding method.
[2]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 268%.
[3]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[4]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note B to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2004, for full explanations of such reclassifications.

BlackRock

Managed Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Goal

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Lehman Brothers U.S. Aggregate Index (the benchmark).

The management team evaluates sectors of the bond market and individual bonds within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. Split rated bonds will be considered to have the higher credit rating. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The fund normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of

IMPORTANT DEFINITIONS

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, a portfolio of non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Service Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers U.S. Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/04

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Managed Income
Return Before Taxes	3.97%	5.79%	7.44%	7.19%	11/01/89
Return After Taxes on Distributions	2.50%	3.72%	5.21%	4.69%
Return After Taxes on Distributions and Sale of Shares	2.64%	3.76%	5.04%	4.62%
Lehman Brothers U.S. Aggregate (Reflects no deduction for fees, expenses or taxes)	4.34%	6.20%	7.71%	7.72%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors, Inc.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2006.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Interest expenses[1]		– –
Other expenses		.58%
Service fees	.25%
Other	.33%
Total annual fund operating expenses		1.08%
Fee waivers and expense reimbursements*		.13%
Net expenses*		.95%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to .95% (excluding interest expense) of average daily net assets until February 1, 2006. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.
[1]	The fund periodically engages in certain investment transactions which generate interest expense. For the year ended 9/30/04 the interest expense on the fund for such transactions was less than .01%.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$97	$331	$583	$1,306

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, and Scott Amero, Managing Director of BFM since 1990.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

Mr. Anderson and Mr. Amero have been members of the team managing the fund since 1995. Mr. Anderson has been a portfolio co-manager of the fund since 1997 and Mr. Amero since 1999.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal year ended 9/30/04 and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). The independent registered public accountant’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Company’s audited financial statements, are included in the Company’s 2004 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request.

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Managed Income Portfolio

	Year Ended 9/30/04	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00
Net asset value at beginning of period	$10.80	$10.71	$10.60	$9.92	$9.92

Income from investment operations
Net investment income[3]	0.44 [1]	0.54	0.57 [4]	0.58	0.59 [4]
Net gain (loss) on investments (both realized and unrealized)[3]	(0.10)	0.15	0.10 [4]	0.68	0.02 [4]

Total from investment operations	0.34	0.69	0.67	1.26	0.61

Less distributions
Distributions from net investment income	(0.45)	(0.60)	(0.56)	(0.58)	(0.59)
Distributions from net realized gains	(0.28)	– –	– –	– –	(0.02)

Total distributions	(0.73)	(0.60)	(0.56)	(0.58)	(0.61)

Net asset value at end of period	$10.41	$10.80	$10.71	$10.60	$9.92

Total return	3.29%	6.58%	6.50%	13.05%	6.52%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$80,253	$92,336	$137,084	$238,117	$284,075
Ratios of expenses to average net assets
Net expenses	0.95%	0.95%	1.06%	1.37%	1.59%
Net expenses (excluding interest expense)	0.95%	0.96%	0.95%	0.95%	0.95%
Total expenses	1.11%	1.13%	1.19%	1.48%	1.70%
Ratios of net investment income to average net assets
After advisory/administration fee waivers[3]	4.21%	4.74%[4]	5.30%[4]	5.69%[4]	6.14%[4]
Before advisory/administration fee waivers[3]	4.05%	4.56%[4]	5.17%[4]	5.57%[4]	6.03%[4]
Portfolio turnover rate	284%	613%[2]	290%	262%	205%

[1]	Calculated using the average shares outstanding method.
[2]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 206%.
[3]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[4]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note B to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2004, for full explanations of such reclassifications.

BlackRock

International Bond Portfolio

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Citigroup Non-U.S. World Government Bond Index: An unmanaged index that tracks the performance of 20 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Investment Goal

The fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non U.S. issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund will also invest in non-U.S. currencies; however, the fund may underweight or overweight a currency based on the fund management team’s outlook. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond markets of various world economies and individual securities within those sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund’s portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a

IMPORTANT DEFINITIONS

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in non-dollar denominated bonds of issuers located outside of the United States. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to currency risks (the risk that the value of interest paid on non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, a portfolio of non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Investing a significant portion of assets in one country makes the fund more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified. For example, the Japanese economy (especially Japanese banks, securities firms and insurance companies) has experienced considerable difficulty in recent years. In addition, the Japanese Yen has gone up and down in value versus the U.S. dollar. Japan may also be affected by turmoil in other Asian countries. The ability to concentrate in Canada, France, Germany and the United Kingdom may make the fund’s performance more dependent on developments in those countries.

The fund’s expenses can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Service Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Citigroup Non-U.S. World Government Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/04

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
International Bond
Return Before Taxes	10.82%	11.05%	10.43%	10.29%	07/01/91
Return After Taxes on Distributions	9.08%	9.34%	7.87%	7.17%
Return After Taxes on Distributions and Sale of Shares	6.95%	8.41%	7.32%	6.88%
Citigroup Non-U.S. WGBI (Reflects no deduction for fees, expenses or taxes)	12.13%	17.48%	8.77%	7.33%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect the expenses of the fund after February 1, 2006.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%
*	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.55%
Other expenses		.69%
Service fees	.25%
Other	.44%
Total annual fund operating expenses		1.24%
Fee waivers and expense reimbursements*		– –
Net expenses*		1.24%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.33% (excluding interest expense) of average daily net assets until February 1, 2006. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Service Shares of the fund are estimated to be 1.19% (excluding interest expense). These voluntary waivers may be terminated at any time. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$126	$393	$681	$1,500

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew Gordon, Managing Director of BFM since 1996, and Scott Thiel, Managing Director of BlackRock since 2002.

Mr. Gordon is the head of the global bond team and a member of the Investment Strategy Group. His primary responsibilities include developing and implementing strategies in the non-dollar and emerging markets sectors of the fixed income markets. Prior to joining BlackRock in 1996, Mr. Gordon, as principal, was responsible for developing strategies for a small relative value global fixed income hedge fund. Prior to that, he had an eight-year affiliation with CS First Boston, where he pioneered the firm’s international fixed income research effort.

Mr. Thiel is a member of the Investment Strategy Group and his primary responsibility is developing and implementing strategies in the non-dollar and emerging market sectors of the fixed income markets. Prior to joining BlackRock, he was a Vice President at Goldman Sachs & Co. since 1989, where he was responsible for developing strategies in both U.S. and international interest rate and derivative markets for institutional money managers.

Mr. Gordon has been a member of the team managing the fund since 1997 and Mr. Thiel since 2002. Mr. Gordon has been a portfolio co-manager of the fund since 1997 and Mr. Thiel since 2004.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal year ended 9/30/04) and PricewaterhouseCoopers LLP (for the other fiscal years shown). The independent registered public accountant’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent registered public accountant for the current fiscal year.

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

International Bond Portfolio

	Year Ended 9/30/04	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00
Net asset value at beginning of period	$11.08	$10.54	$10.53	$10.69	$10.81

Income from investment operations
Net investment income	0.25[1]	0.26[1]	0.37[1]	0.50	0.46
Net gain (loss) on investments (both realized and unrealized)	0.50	0.81	0.19	0.70	0.23

Total from investment operations	0.75	1.07	0.56	1.20	0.69

Less distributions
Distributions from net investment income	(0.41)	(0.29)	(0.55)	(1.36)	(0.49)
Distributions from capital	– –	(0.17)	– –	– –	– –
Distributions from net realized gains	– –	(0.07)	– –	– –	(0.32)

Total distributions	(0.41)	(0.53)	(0.55)	(1.36)	(0.81)

Net asset value at end of period	$11.42	$11.08	$10.54	$10.53	$10.69

Total return	6.89%[2]	10.55%	5.47%	11.97%	6.72%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$80,024	$48,584	$27,131	$11,045	$4,092
Ratios of expenses to average net assets
Net expenses	1.23%	1.24%	1.30%	2.74%	1.66%
Net expenses (excluding interest expense)	1.23%	1.24%	1.20%	1.20%	1.22%
Total expenses	1.25%	1.24%	1.30%	2.74%	1.66%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	2.18%	2.41%	3.55%	5.08%	4.36%
Before advisory/administration fee waivers	2.15%	2.41%	3.55%	5.08%	4.36%
Portfolio turnover rate	240%	209%	206%	111%	266%

[1]	Calculated using the average shares outstanding method.
[2]	Redemption fee of 2.00% is reflected in total return calculation.

BlackRock

High Yield Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bank Loans: The fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. The fund considers such investments to be debt securities.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Bond Obligations (CBO): The fund may invest in collateralized bond obligations, which are securities backed by a diversified pool of high yield securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

High Yield Bonds: Sometimes referred to as “junk bonds”, these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Investment Goal

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called “junk bonds”) acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the Lehman Brothers U.S. Corporate High Yield Index (the benchmark).

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer’s current or future ability to make interest and principal payments. Typically the management team will invest in distressed securities when it believes they are undervalued.

If a security’s rating declines, the management team will decide whether to continue to hold the security. A security will be sold if,

IMPORTANT DEFINITIONS

Lehman Brothers U.S. Corporate High Yield Index: An unmanaged index that is comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 and at least one year to maturity.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mezzanine Investments: These are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher-rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

If the fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The fund may be required to bear certain extraordinary expenses in order to protect and recover its investment. The fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have difficulty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund’s investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, a portfolio of non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non U.S. securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Service Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers U.S. Corporate High Yield Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/04

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
High Yield Bond
Return Before Taxes	12.04%	12.97%	7.32%	7.54%	11/19/98
Return After Taxes on Distributions	8.86%	9.21%	3.22%	3.42%
Return After Taxes on Distributions and Sale of Shares	7.74%	8.75%	3.58%	3.76%
Lehman Brothers U.S. Corporate High Yield (Reflects no deduction for fees, expenses or taxes)	11.13%	12.22%	6.97%	6.34%	N/A
*	The information for fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2006.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%
*	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Interest expense		.01%
Other expenses		.64%
Service fees	.25%
Other	.39%
Total annual fund operating expenses		1.15%
Fee waivers and expense reimbursements*		.14%
Net expenses*		1.01%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.00% (excluding interest expense) of average daily net assets until February 1, 2006. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be .96% (excluding interest expense). These voluntary waivers may be terminated at any time. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$103	$351	$619	$1,385

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Jeff Gary, Managing Director of BFM since 2003, and Scott Amero, Managing Director of BFM since 1990.

Mr. Gary is the head of the High Yield Team and is a member of the Investment Strategy Group. Prior to joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

Mr. Gary and Mr. Amero have been portfolio managers of the fund since September 2003, and Mr. Amero has been part of the portfolio management team since its inception.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal year ended 9/30/04) and PricewaterhouseCoopers LLP (for the other fiscal years shown). The independent registered public accountant’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent registered public accountant for the current fiscal year.

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

High Yield Bond Portfolio

	Year Ended 9/30/04	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00
Net asset value at beginning of period	$7.74	$6.75	$7.39	$8.92	$9.73

Income from investment operations
Net investment income	0.59[1]	0.73	0.86	0.88	1.08
Net gain (loss) on investments (both realized and unrealized)	0.37	0.98	(0.71)	(1.38)	(0.81)

Total from investment operations	0.96	1.71	0.15	(0.50)	0.27

Less distributions
Distributions from net investment income	(0.56)	(0.72)	(0.79)	(1.03)	(1.08)

Total distributions	(0.56)	(0.72)	(0.79)	(1.03)	(1.08)

Net asset value at end of period	$8.14	$7.74	$6.75	$7.39	$8.92

Total return	12.71%[2]	26.61%	1.69%	(5.95)%	2.80%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$112,004	$85,247	$29,344	$9	$43
Ratios of expenses to average net assets
Net expenses	0.99%	1.06%	1.17%	1.36%	1.60%
Net expenses (excluding interest expense)	0.99%	1.00%	1.00%	1.00%	1.00%
Total expenses	1.14%	1.20%	1.34%	1.52%	1.63%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	7.30%	9.31%	11.37%	11.82%	12.13%
Before advisory/administration fee waivers	7.16%	9.17%	11.20%	11.66%	12.10%
Portfolio turnover rate	172%	212%	301%	331%	235%
[1]	Calculated using the average shares outstanding method.
[2]	Redemption fee of 2.00% is reflected in total return calculation.

BlackRock

UltraShort Municipal Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

General Obligation Bonds: Bonds which are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Goal

The fund seeks to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which is exempt from Federal income tax (municipal securities). These municipal securities may not be exempt from regular Federal Alternative Minimum Tax. The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The fund may invest up to 20% of its assets in bonds of non-municipal issuers. The fund’s dollar-weighted modified duration will be between 0 and 18 months during normal market conditions. Individual investments will be restricted to those securities whose maximum modified duration at the time of purchase is less than 5 years. In addition the fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the fund manager to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s, Prime-2 or higher by Moody’s or F-2 or higher by Fitch. The fund may invest in unrated notes, paper and other instruments that are determined by the fund management team to be of comparable quality to the instruments described above. The fund may also invest in fixed and variable rate notes and similar debt instruments

IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Modified Duration: Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity. Modified duration assumes that cash flows remain constant as interest rates change. The cash flows assumed in the calculation are based on either the final maturity date or a call date within the bond’s call schedule, whichever would result in the lowest yield to the investor.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

rated MIG-2, VMIG-2 or Prime-2 or higher by Moody’s, SP-2 or A-2 or higher by Standard & Poor’s or F-2 or higher by Fitch.

The fund may invest up to 5% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities or tender option bonds or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

IMPORTANT DEFINITIONS

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund’s assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable. The fund may invest up to 20% of its assets in non-municipal securities, the interest on which will be subject to Federal income tax.

The fund may from time to time invest up to 25% of its assets in securities whose issuers are located in a single state. These investments would make the fund more dependent upon the political and economic circumstances of that state than a mutual fund that invests more broadly.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, tender option bonds, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund manager will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

The fund may invest up to 5% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2006.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.45%
Other expenses		.76%
Service fees	.25%
Other	.51%
Total annual fund operating expenses		1.21%
Fee waivers and expense reimbursements*		.46%
Net expenses*		.75%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to .75% (excluding interest expense) of average daily net assets until February 1, 2006. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$77	$339	$621	$1,425

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibilities: Kevin Klingert, Managing Director of BFM since 1991, William Henderson, Director of BFM since 2002 and Managing Director of BFM since 2005, and F. Howard Downs, Director of BFM since 2004.

Mr. Klingert is the head of the municipal bond team. He is a member of BlackRock’s Management Committee, Investment Strategy Group and the Liquidity Credit Review Committee. He is also the Co-Chair of the Liquidity Operating Committee. His areas of expertise include general obligation bonds (GOs), revenue bonds and tax-exempt derivative securities. He is also primarily responsible for municipal investments in open end mutual funds, closed end mutual funds, institutional accounts and high net worth accounts. Mr. Klingert also serves as a Vice President for BlackRock’s family of closed-end tax-exempt mutual funds. He joined BlackRock in 1991.

Mr. Henderson is a Senior Sector Specialist and Portfolio Manager for the BlackRock Municipal Money Market Funds Group. He is the Chairman of BlackRock’s Liquidity Credit Review Committee and a member of the Investment Strategy Group Committee. He joined BFM in 1993. Prior to joining BlackRock, he was a Vice President in the Investment Advisory Division of Tycor Asset Management in Malvern, Pennsylvania.

Mr. Downs is a member of the Portfolio Management Group responsible for various municipal closed end portfolios and high net worth accounts. He joined BFM in 1999. Mr. Downs was a Vice President at William E. Simon and Sons Municipal Securities for ten years prior to joining BFM.

Mr. Klingert, Mr. Henderson and Mr. Downs have been portfolio co-managers of the fund since inception.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the period indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund’s independent registered public accountant for the fiscal year shown below. The independent registered public accountant’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent registered public accountant for the current fiscal year.

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout the Period)

UltraShort Municipal Portfolio

For the Period 3/19/04[1] through 9/30/04
Net asset value at beginning of period	$10.00

Income from investment operations
Net investment income (loss)	0.03 [2]
Net gain (loss) on investments (both realized and unrealized)	(0.07)

Total from investment operations	(0.04)

Less distributions
Distributions from net investment income	(0.02)

Total distributions	(0.02)

Net asset value at end of period	$9.94

Total return	(0.34)%
Ratios/Supplemental data[3]
Net assets at end of period (in thousands)	– –
Ratios of expenses to average net assets
Net expenses	0.75%
Total expenses	1.33%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	0.66%
Before advisory/administration fee waivers	0.08%
Portfolio turnover rate	14%

[1]	Commencement of operation of share class.
[2]	Calculated using the average shares outstanding method.
[3]	Annualized.

BlackRock

Tax-Free Income Portfolio

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Investment Goal:

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies:

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax, including the Federal Alternative Minimum Tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax, and securities which are subject to Federal income tax including the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund intends to invest so that no more than 25% of its assets are represented by the municipal securities of issuers located in the same state.

The fund manager evaluates sectors of the municipal market and individual bonds within those sectors.

If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to Federal income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

IMPORTANT DEFINITIONS

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund manager may, when consistent with the fund’s investment goal buy or sell options or futures on a security or an index of securities, or tender option bonds, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund’s assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund’s other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may, from time to time, invest up to 25% of its assets in securities whose issuers are located in a single state. These investments would make the fund more dependent upon the political and economic circumstances of that state than a mutual fund that invests more broadly.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. The income from certain derivatives may be subject to federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund manager will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Service Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/04

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Tax-Free Income
Return Before Taxes	3.45%	4.48%	5.68%	6.22%	05/14/90
Return After Taxes on Distributions	3.45%	4.47%	5.67%	6.19%
Return After Taxes on Distributions and Sale of Shares	3.63%	4.46%	5.55%	6.05%
Lehman Brothers Municipal Bond (Reflects no deduction for fees, expenses or taxes)	4.48%	6.44%	7.21%	7.06%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2006.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Other expenses		.60%
Service fees	.25%
Other	.35%
Total annual fund operating expenses		1.10%
Fee waivers and expense reimbursements*		.20%
Net expenses*		.90%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to .90% (excluding interest expense) of average daily net assets until February 1, 2006. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for the Service class of the fund are estimated to be .86%. These voluntary waivers may be terminated at any time. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$92	$330	$587	$1,322

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibilities: Kevin Klingert, Managing Director of BFM since 1991, and James McGinley, Managing Director of BFM since 2004.

Mr. Klingert is the head of the municipal bond team. He is a member of BlackRock’s Management Committee, Investment Strategy Group and the Liquidity Credit Review Committee. He is also the Co-Chair of the Liquidity Operating Committee. His areas of expertise include general obligation bonds (GOs), revenue bonds and tax-exempt derivative securities. He is also primarily responsible for municipal investments in open end mutual funds, closed end mutual funds, institutional accounts and high net worth accounts. Mr. Klingert also serves as a Vice President for BlackRock’s family of closed-end tax-exempt mutual funds. He joined BlackRock in 1991.

Mr. McGinley is a member of the Investment Strategy Group. Mr. McGinley’s primary responsibilities include managing taxable client portfolios, with a sector emphasis on municipal securities, managing closed- and open-end municipal bond funds, and managing municipal alternative products. Prior to joining BlackRock in 1999, he was a Vice President of Municipal Trading and Manager of the Municipal Strategy Group with Prudential Securities, responsible for trading a customer focused municipal cash position as well as a proprietary municipal account.

Mr. Klingert has been managing the fund since 1995, and Mr. McGinley has been a co-manager since January 2003.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal year ended 9/30/04 and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). The independent registered public accountant’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Company’s audited financial statements, are included in the Company’s 2004 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request.

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Tax-Free Income Portfolio

	Year Ended 9/30/04	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00
Net asset value at beginning of period	$11.21	$11.38	$11.38	$10.92	$10.96

Income from investment operations
Net investment income[2]	0.45[1]	0.49	0.55[3]	0.54	0.54
Net gain (loss) on investments (both realized and unrealized)[2]	(0.10)	(0.16)	(0.02)[3]	0.47	(0.07)

Total from investment operations	0.35	0.33	0.53	1.01	0.47

Less distributions
Distributions from net investment income	(0.46)	(0.50)	(0.53)	(0.55)	(0.51)

Total distributions	(0.46)	(0.50)	(0.53)	(0.55)	(0.51)

Net asset value at end of period	$11.10	$11.21	$11.38	$11.38	$10.92

Total return	3.16%	2.99%	4.77%	9.49%	4.49%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$2,702	$2,971	$3,103	$3,651	$5,347
Ratios of expenses to average net assets
Net expenses	0.86%	0.90%	0.90%	0.90%	0.90%
Total expenses	1.08%	1.13%	1.11%	1.11%	1.12%
Ratios of net investment income to average net assets
After advisory/administration fee waivers[2]	4.09%	4.46%	4.81%[3]	4.77%	5.02%
Before advisory/administration fee waivers[2]	3.87%	4.23%	4.60%[3]	4.55%	4.80%
Portfolio turnover rate	73%	76%	47%	38%	43%

[1]	Calculated using the average shares outstanding method.
[2]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[3]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note B to the BlackRock Tax-Free Bond Portfolios Annual Report for the fiscal year ended September 30, 2004, for full explanations of such reclassifications.

BlackRock

Delaware Tax-Free Income Portfolio

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Investment Goal

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Delaware state income tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Delaware). The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Delaware state income tax and securities which are subject to Federal income tax including the Federal Alternative Minimum Tax and Delaware state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The fund manager evaluates sectors of the municipal market and individual bonds within those sectors.

If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to Federal income tax and Delaware state income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

IMPORTANT DEFINITIONS

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund manager may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or tender option bonds, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fact that the fund concentrates its investments in securities of issuers located in Delaware raises special concerns. In particular, changes in the economic conditions and governmental policies of Delaware and its political subdivisions, including as a result of legislation or litigation changing the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy, could hurt the value of the fund’s shares.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund’s assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund’s other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund manager will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund’s.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Service Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

The performance for the period before the fund was launched is based upon performance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998. As of May 2, 2002, there were no Service Shares outstanding. For the periods that Service Shares were not outstanding, the performance of Service Shares is based on the return of Institutional Shares and adjusted to reflect the expenses of Service Shares.

As of 12/31

ANNUAL TOTAL RETURNS*

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

As of 12/31/04

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Delaware Tax-Free
Return Before Taxes	3.25%	5.50%	6.16%	5.61%	09/30/86
Return After Taxes on Distributions	3.25%	5.50%	6.16%	5.57%
Return After Taxes on Distributions and Sale of Shares	3.59%	5.43%	5.98%	5.49%
Lehman Brothers Municipal Bond (Reflects no deduction for fees, expenses or taxes)	4.48%	6.44%	7.21%	7.06%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2006.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.55%
Other expenses		.62%
Service fees	.25%
Other	.37%
Total annual fund operating expenses		1.17%
Fee waivers and expense reimbursements*		.17%
Net expenses*		1.00%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.00% (excluding interest expense) of average daily net assets until February 1, 2006. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$102	$355	$627	$1,405

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibilities: Kevin Klingert, Managing Director of BFM since 1991, and James McGinley, Managing Director of BFM since 2004.

Mr. Klingert is the head of the municipal bond team. He is a member of BlackRock’s Management Committee, Investment Strategy Group and the Liquidity Credit Review Committee. He is also the Co-Chair of the Liquidity Operating Committee. His areas of expertise include general obligation bonds (GOs), revenue bonds and tax-exempt derivative securities. He is also primarily responsible for municipal investments in open end mutual funds, closed end mutual funds, institutional accounts and high net worth accounts. Mr. Klingert also serves as a Vice President for BlackRock’s family of closed-end tax-exempt mutual funds. He joined BlackRock in 1991.

Mr. McGinley is a member of the Investment Strategy Group. Mr. McGinley’s primary responsibilities include managing taxable client portfolios, with a sector emphasis on municipal securities, managing closed- and open-end municipal bond funds, and managing municipal alternative products. Prior to joining BlackRock in 1999, he was a Vice President of Municipal Trading and Manager of the Municipal Strategy Group with Prudential Securities, responsible for trading a customer focused municipal cash position as well as a proprietary municipal account.

Mr. Klingert has been managing the fund since 1995, and Mr. McGinley has been a co-manager since January 2003.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal year ended 9/30/04 and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). The independent registered public accountant’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Company’s audited financial statements, are included in the Company’s 2004 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request.

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Delaware Tax-Free Income Portfolio

	For the Period 10/1/01 through 5/2/02			Year Ended 9/30/01		Year Ended 9/30/00
Net asset value at beginning of period		$10.20			$9.68		$9.62

Income from investment operations
Net investment income[3]		0.29			0.48		0.44
Net gain (loss) on investments (both realized and unrealized)[3]		(0.09)			0.45		0.04

Total from investment operations		0.20			0.93		0.48

Less distributions
Distributions from net investment income		(0.28)			(0.41)		(0.42)

Total distributions		(0.28)			(0.41)		(0.42)

Net asset value at end of period		$10.12			$10.20		$9.68

Total return		1.95%			9.83%		5.19%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$	– –[1]		$	– –	$	– –
Ratios of expenses to average net assets
Net expenses		1.00%[2]			0.87%		1.00%
Total expenses		1.17%[2]			1.02%		1.21%
Ratios of net investment income to average net assets
After advisory/administration fee waivers[3]		5.32	%[2],4		4.83%		4.60%
Before advisory/administration fee waivers[3]		5.14	%[2],4		4.68%		4.39%
Portfolio turnover rate		17%			14%		27%

[1]	There were no Service shares outstanding on September 30, 2002.
[2]	Annualized.
[3]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[4]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note B to the BlackRock Tax-Free Bond Portfolios Annual Report for the fiscal year ended September 30, 2004, for full explanations of such reclassifications.

BlackRock

Ohio Tax-Free Income Portfolio

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Investment Goal

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Ohio state income tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Ohio). The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Ohio state income tax and securities which are subject to Federal income tax (including the Federal Alternative Minimum Tax) and Ohio state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The fund manager evaluates sectors of the municipal market and individual bonds within those sectors.

If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to Federal income tax and Ohio state income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

IMPORTANT DEFINITIONS

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund manager may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities or tender option bonds, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fact that the fund concentrates its investments in securities of issuers located in Ohio raises special concerns. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdivisions, including as a result of legislation or litigation changing the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy, could hurt the value of the fund’s shares.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund’s assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund’s other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund manager will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying agreement.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund’s.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Service Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/04

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Ohio Tax-Free
Return Before Taxes	4.14%	5.73%	6.70%	6.48%	12/01/92
Return After Taxes on Distributions	4.14%	5.72%	6.70%	6.47%
Return After Taxes on Distributions and Sale of Shares	4.26%	5.58%	6.47%	6.30%
Lehman Brothers Municipal Bond (Reflects no deduction for fees, expenses or taxes)	4.48%	6.44%	7.21%	7.06%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2006.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Other expenses		.61%
Service fees	.25%
Other	.36%
Total annual fund operating expenses		1.11%
Fee waivers and expense reimbursements*		.21%
Net expenses*		.90%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to .90% (excluding interest expense) of average daily net assets until February 1, 2006. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$92	$332	$591	$1,333

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibilities: Kevin Klingert, Managing Director of BFM since 1991, and James McGinley, Managing Director of BFM since 2004.

Mr. Klingert is the head of the municipal bond team. He is a member of BlackRock’s Management Committee, Investment Strategy Group and the Liquidity Credit Review Committee. He is also the Co-Chair of the Liquidity Operating Committee. His areas of expertise include general obligation bonds (GOs), revenue bonds and tax-exempt derivative securities. He is also primarily responsible for municipal investments in open end mutual funds, closed end mutual funds, institutional accounts and high net worth accounts. Mr. Klingert also serves as a Vice President for BlackRock’s family of closed-end tax-exempt mutual funds. He joined BlackRock in 1991.

Mr. McGinley is a member of the Investment Strategy Group. Mr. McGinley’s primary responsibilities include managing taxable client portfolios, with a sector emphasis on municipal securities, managing closed- and open-end municipal bond funds, and managing municipal alternative products. Prior to joining BlackRock in 1999, he was a Vice President of Municipal Trading and Manager of the Municipal Strategy Group with Prudential Securities, responsible for trading a customer focused municipal cash position as well as a proprietary municipal account.

Mr. Klingert has been managing the fund since 1995, and Mr. McGinley has been a co-manager since January 2003.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal year ended 9/30/04 and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). The independent registered public accountant’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Company’s audited financial statements, are included in the Company’s 2004 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request.

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Ohio Tax-Free Income Portfolio

	Year Ended 9/30/04	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00
Net asset value at beginning of period	$10.87	$11.09	$10.80	$10.22	$10.19

Income from investment operations
Net investment income[2]	0.51[1]	0.52	0.48[3]	0.54	0.51
Net gain (loss) on investments (both realized and unrealized)[2]	(0.02)	(0.26)	0.36[3]	0.57	– –

Total from investment operations	0.49	0.26	0.84	1.11	0.51

Less distributions
Distributions from net investment income	(0.47)	(0.48)	(0.55)	(0.53)	(0.48)

Total distributions	(0.47)	(0.48)	(0.55)	(0.53)	(0.48)

Net asset value at end of period	$10.89	$10.87	$11.09	$10.80	$10.22

Total return	4.60%	2.48%	8.08%	11.08%	5.20%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$700	$727	$205	$40	$38
Ratios of expenses to average net assets
Net expenses	0.81%	0.90%	0.90%	0.89%	0.90%
Total expenses	1.02%	1.12%	1.12%	1.13%	1.15%
Ratios of net investment income to average net assets
After advisory/administration fee waivers[2]	4.74%	4.58%	4.59%[3]	5.13%	5.09%
Before advisory/administration fee waivers[2]	4.52%	4.36%	4.37%[3]	4.89%	4.84%
Portfolio turnover rate	6%	18%	28%	19%	23%

[1]	Calculating using the average shares outstanding method.
[2]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[3]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note B to the BlackRock Tax-Free Bond Portfolios Annual Report for the fiscal year ended September 30, 2004, for full explanations of such reclassifications.

BlackRock

Kentucky Tax-Free Income Portfolio

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

Investment Goal

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Kentucky state income tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Kentucky). The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Kentucky state income tax and securities which are subject to Federal income tax (including the Federal Alternative Minimum Tax) and Kentucky state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the municipal market and individual bonds within those sectors.

If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to Federal income tax and Kentucky state income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

The fund manager may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities or tender option bonds, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making

IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fact that the fund concentrates its investments in securities of issuers located in Kentucky raises special concerns. In particular, changes in the economic conditions and governmental policies of Kentucky and its political subdivisions, including as a result of legislation or litigation changing the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy, could hurt the value of the fund’s shares.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund’s assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund’s other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund manager will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund’s.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Service Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

The performance for the period before the fund was launched is based upon performance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.

As of 12/31

ANNUAL TOTAL RETURNS*

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

As of 12/31/04

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Kentucky Tax-Free
Return Before Taxes	3.97%	4.88%	5.42%	5.32%	11/30/87
Return After Taxes on Distributions	3.96%	4.87%	5.41%	5.28%
Return After Taxes on Distributions and Sale of Shares	3.88%	4.82%	5.32%	5.22%
Lehman Brothers Municipal Bond (Reflects no deduction for fees, expenses or taxes)	4.48%	6.44%	7.21%	7.06%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2006.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.55%
Other expenses		.61%
Service fees	.25%
Other	.36%
Total annual fund operating expenses		1.16%
Fee waivers and expense reimbursements*		.16%
Net expenses*		1.00%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to 1.00% (excluding interest expense) of average daily net assets until February 1, 2006. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$102	$353	$623	$1,395

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibilities: Kevin Klingert, Managing Director of BFM since 1991, and James McGinley, Managing Director of BFM since 2004.

Mr. Klingert is the head of the municipal bond team. He is a member of BlackRock’s Management Committee, Investment Strategy Group and the Liquidity Credit Review Committee. He is also the Co-Chair of the Liquidity Operating Committee. His areas of expertise include general obligation bonds (GOs), revenue bonds and tax-exempt derivative securities. He is also primarily responsible for municipal investments in open end mutual funds, closed end mutual funds, institutional accounts and high net worth accounts. Mr. Klingert also serves as a Vice President for BlackRock’s family of closed-end tax-exempt mutual funds. He joined BlackRock in 1991.

Mr. McGinley is a member of the Investment Strategy Group. Mr. McGinley’s primary responsibilities include managing taxable client portfolios, with a sector emphasis on municipal securities, managing closed- and open-end municipal bond funds, and managing municipal alternative products. Prior to joining BlackRock in 1999, he was a Vice President of Municipal Trading and Manager of the Municipal Strategy Group with Prudential Securities, responsible for trading a customer focused municipal cash position as well as a proprietary municipal account.

Mr. Klingert has been managing the fund since 1995, and Mr. McGinley has been a co-manager since January 2003.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal year ended 9/30/04 and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). The independent registered public accountant’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Company’s audited financial statements, are included in the Company’s 2004 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request.

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Kentucky Tax-Free Income Portfolio

	Year Ended 9/30/04	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00
Net asset value at beginning of period	$9.78	$9.99	$9.95	$9.60	$9.63

Income from investment operations
Net investment income[2]	0.43[1]	0.45	0.46	0.47	0.44
Net gain (loss) on investments (both realized and unrealized)[2]	(0.08)	(0.19)	0.06	0.35	(0.04)

Total from investment operations	0.35	0.26	0.52	0.82	0.40

Less distributions
Distributions from net investment income	(0.39)	(0.47)	(0.48)	(0.47)	(0.43)

Total distributions	(0.39)	(0.47)	(0.48)	(0.47)	(0.43)

Net asset value at end of period	$9.74	$9.78	$9.99	$9.95	$9.60

Total return	3.69%	2.74%	5.40%	8.69%	4.35%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$247	$103	$92	$91	$88
Ratios of expenses to average net assets
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Total expenses	1.17%	1.18%	1.17%	1.16%	1.18%
Ratios of net investment income to average net assets
After advisory/administration fee waivers[2]	4.40%	4.57%	4.69%[3]	4.79%	4.76%
Before advisory/administration fee waivers[2]	4.22%	4.39%	4.52%[3]	4.63%	4.58%
Portfolio turnover rate	8%	37%	12%	32%	55%

[1]	Calculated using the average shares outstanding method.
[2]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[3]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note B to the BlackRock Tax-Free Bond Portfolios Annual Report for the fiscal year ended September 30, 2004, for full explanations of such reclassifications.

BlackRock

New Jersey Tax-Free Income Portfolio

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Investment Goal

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and New Jersey state income tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or New Jersey state income tax and securities which are subject to Federal income tax (including the Federal Alternative Minimum Tax) and New Jersey state income tax. In addition, for New Jersey tax purposes, the fund intends to invest at least 80% of its assets in New Jersey municipal securities and other obligations issued by the U.S. Government, its agencies and authorities which are statutorily free from state and local taxation under the laws of New Jersey or the United States in order to qualify as a “qualified investment fund” under New Jersey law. The fund may invest in municipal securities of issuers located outside of New Jersey. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The fund manager evaluates sectors of the municipal market and individual bonds within those sectors.

If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not

IMPORTANT DEFINITIONS

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

municipal securities (and therefore are subject to Federal income tax and New Jersey state income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

The fund manager may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities or tender option bonds, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have recently declined significantly below recent historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they do carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fact that the fund concentrates its investments in securities of issuers located in New Jersey raises special concerns. In particular, change in the economic conditions and governmental policies of New Jersey and its political subdivisions, including as a result of legislation or litigation changing the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy, could hurt the value of the fund’s shares.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund’s assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund’s other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund manager will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund’s.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Service Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

As of 12/31/04

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
New Jersey Tax-Free Income
Return Before Taxes	3.80%	5.42%	6.06%	5.95%	07/01/91
Return After Taxes on Distributions	3.80%	5.38%	6.04%	5.93%
Return After Taxes on Distributions and Sale of Shares	3.99%	5.32%	5.90%	5.82%
Lehman Brothers Municipal Bond (Reflects no deduction for fees, expenses or taxes)	4.48%	6.44%	7.21%	7.06%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2006.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Other expenses		.62%
Service fees	.25%
Other	.37%
Total annual fund operating expenses		1.12%
Fee waivers and expense reimbursements*		.22%
Net expenses*		.90%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to .90% (excluding interest expense) of average daily net assets until February 1, 2006. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$92	$334	$596	$1,343

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibilities: Kevin Klingert, Managing Director of BFM since 1991, and James McGinley, Managing Director of BFM since 2004.

Mr. Klingert is the head of the municipal bond team. He is a member of BlackRock’s Management Committee, Investment Strategy Group and the Liquidity Credit Review Committee. He is also the Co-Chair of the Liquidity Operating Committee. His areas of expertise include general obligation bonds (GOs), revenue bonds and tax-exempt derivative securities. He is also primarily responsible for municipal investments in open end mutual funds, closed end mutual funds, institutional accounts and high net worth accounts. Mr. Klingert also serves as a Vice President for BlackRock’s family of closed-end tax-exempt mutual funds. He joined BlackRock in 1991.

Mr. McGinley is a member of the Investment Strategy Group. Mr. McGinley’s primary responsibilities include managing taxable client portfolios, with a sector emphasis on municipal securities, managing closed- and open-end municipal bond funds, and managing municipal alternative products. Prior to joining BlackRock in 1999, he was a Vice President of Municipal Trading and Manager of the Municipal Strategy Group with Prudential Securities, responsible for trading a customer focused municipal cash position as well as a proprietary municipal account.

Mr. Klingert has been managing the fund since 1995, and Mr. McGinley has been a co-manager since January 2003.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal year ended 9/30/04 and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). The independent registered public accountant’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Company’s audited financial statements, are included in the Company’s 2004 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request.

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

New Jersey Tax-Free Income Portfolio

	Year Ended 9/30/04	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00
Net asset value at beginning of period	$11.80	$12.10	$11.83	$11.31	$11.30

Income from investment operations
Net investment income[2]	0.50[1]	0.58	0.58[3]	0.57	0.56
Net gain (loss) on investments (both realized and unrealized)[2]	(0.07)	(0.29)	0.28[3]	0.51	(0.03)

Total from investment operations	0.43	0.29	0.86	1.08	0.53

Less distributions
Distributions from net investment income	(0.53)	(0.59)	(0.59)	(0.56)	(0.52)

Total distributions	(0.53)	(0.59)	(0.59)	(0.56)	(0.52)

Net asset value at end of period	$11.70	$11.80	$12.10	$11.83	$11.31

Total return	3.79%	2.50%	7.49%	9.75%	4.84%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$15,940	$16,534	$17,506	$16,530	$18,673
Ratios of expenses to average net assets
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Total expenses	1.11%	1.13%	1.12%	1.12%	1.12%
Ratios of net investment income to average net assets
After advisory/administration fee waivers[2]	4.27%	4.87%	4.89%[3]	4.82%	4.92%
Before advisory/administration fee waivers[2]	4.06%	4.64%	4.67%[3]	4.60%	4.70%
Portfolio turnover rate	15%	22%	14%	28%	77%

[1]	Calculated using the average shares outstanding method.
[2]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[3]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note B to the BlackRock Tax-Free Bond Portfolios Annual Report for the fiscal year ended September 30, 2004, for full explanations of such reclassifications.

BlackRock

Pennsylvania Tax-Free Income Portfolio

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

General Obligation Bonds: Bonds which are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa, outstanding par value of at least $5 million and issued as part of a transaction of at least $50 million. In addition, the bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Investment Goal

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Pennsylvania state income tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Pennsylvania). The other 20% of its assets can be invested in securities of non-municipal issuers the income from which is exempt from Federal income tax and/or Pennsylvania state income tax and securities which are subject to regular Federal income tax (including the Federal Alternative Minimum Tax) and Pennsylvania state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The fund manager evaluates sectors of the municipal market and individual bonds within those sectors.

If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to Federal income tax and Pennsylvania state income tax) and may hold an unlimited amount of uninvested cash reserves. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the

IMPORTANT DEFINITIONS

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

The fund manager may, when consistent with the fund’s investment goal, buy or sell options or, futures on a security or an index of securities or tender option bonds, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds they believe can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fact that the fund concentrates its investments in securities of issuers located in Pennsylvania raises special concerns. In particular, changes in the economic conditions and governmental policies of Pennsylvania and its political subdivisions, including as a result of legislation or litigation changing the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy, could hurt the value of the fund’s shares.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund’s assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund’s other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund manager will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund’s.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Service Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/04

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Pennsylvania Tax-Free
Return Before Taxes	2.38%	4.42%	5.42%	6.00%	12/01/92
Return After Taxes on Distributions	2.38%	4.41%	5.42%	5.99%
Return After Taxes on Distributions and Sale of Shares	3.15%	4.44%	5.34%	5.88%
Lehman Brothers Municipal Bond (Reflects no deduction for fees, expenses or taxes)	4.48%	6.44%	7.21%	7.06%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the fund’s oldest class(es).

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2006.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		.50%
Other expenses		.58%
Service fees	.25%
Other	.33%
Total annual fund operating expenses		1.08%
Fee waivers and expense reimbursements*		.18%
Net expenses*		.90%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service class expenses to .90% (excluding interest expense) of average daily net assets until February 1, 2006. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$92	$326	$578	$1,301

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibilities: Kevin Klingert, Managing Director of BFM since 1991, and James McGinley, Managing Director of BFM since 2004.

Mr. Klingert is the head of the municipal bond team. He is a member of BlackRock’s Management Committee, Investment

Strategy Group and the Liquidity Credit Review Committee. He is also the Co-Chair of the Liquidity Operating Committee. His areas of expertise include general obligation bonds (GOs), revenue bonds and tax-exempt derivative securities. He is also primarily responsible for municipal investments in open end mutual funds, closed end mutual funds, institutional accounts and high net worth accounts. Mr. Klingert also serves as a Vice President for BlackRock’s family of closed-end tax-exempt mutual funds. He joined BlackRock in 1991.

Mr. McGinley is a member of the Investment Strategy Group. Mr. McGinley’s primary responsibilities include managing taxable client portfolios, with a sector emphasis on municipal securities, managing closed- and open-end municipal bond funds, and managing municipal alternative products. Prior to joining BlackRock in 1999, he was a Vice President of Municipal Trading and Manager of the Municipal Strategy Group with Prudential Securities, responsible for trading a customer focused municipal cash position as well as a proprietary municipal account.

Mr. Klingert has been managing the fund since 1995, and Mr. McGinley has been a co-manager since January 2003.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal year ended 9/30/04 and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). The independent registered public accountant’s report, along with the fund’s financial statements, are included in the Company’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Company’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Company’s audited financial statements, are included in the Company’s 2004 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request.

FINANCIAL HIGHLIGHTS

(For a Service Share Outstanding Throughout Each Period)

Pennsylvania Tax-Free Income Portfolio

	Year Ended 9/30/04	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/00
Net asset value at beginning of period	$10.89	$11.05	$10.88	$10.55	$10.52

Income from investment operations
Net investment income[2]	0.48[1]	0.49	0.50	0.52	0.51
Net gain (loss) on investments (both realized and unrealized)[2]	(0.21)	(0.18)	0.16	0.34	0.01

Total from investment operations	0.27	0.31	0.66	0.86	0.52

Less distributions
Distributions from net investment income	(0.49)	(0.47)	(0.49)	(0.53)	(0.49)

Total distributions	(0.49)	(0.47)	(0.49)	(0.53)	(0.49)

Net asset value at end of period	$10.67	$10.89	$11.05	$10.88	$10.55

Total return	2.51%	2.86%	6.22%	8.33%	5.09%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$5,733	$6,118	$6,005	$6,911	$12,646
Ratios of expenses to average net assets
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Total expenses	1.10%	1.11%	1.09%	1.09%	1.09%
Ratios of net investment income to average net assets
After advisory/administration fee waivers[2]	4.48%	4.51%	4.62%[3]	4.81%	4.90%
Before advisory/administration fee waivers[2]	4.28%	4.30%	4.43%[3]	4.62%	4.71%
Portfolio turnover rate	2%	3%	22%	13%	31%

[1]	Calculating using the average shares outstanding method.
[2]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[3]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note B to the BlackRock Tax-Free Bond Portfolios Annual Report for the fiscal year ended September 30, 2004, for full explanations of such reclassifications.

About Your Investment

Buying Shares

Service Shares are offered without a sales charge to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program. Service Shares will normally be held by institutions or in the name of nominees of institutions on behalf of their customers. Service Shares are normally purchased through a customer’s account at an institution through procedures established by the institution. In these cases, confirmation of share purchases and redemptions will be sent to the institutions. A customer’s ownership of shares will be recorded by the institution and reflected in the account statements provided by the institutions to their customers. Investors wishing to purchase Service Shares should contact their institutions.

Purchase orders may be placed by calling (800) 441-7762.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open.

Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received.

Each fund’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Company’s Board of Trustees. For example, in valuing a security that trades principally on a foreign market, a fund uses the most recent closing market price from the market on which the security principally trades, unless because of a significant event subsequent to the market close such closing market price, in BlackRock’s judgment, does not represent the current market value of the security. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. Therefore, a fund may adjust the closing market price of a foreign security as a result of a significant subsequent event to reflect what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund’s NAV. As a result, a fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Paying for Shares

Payment for Service Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the respective fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Company, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Company to identify you. The Company may also ask to see other identifying documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Company may use a third party to obtain and verify this information. The Company may not be able to establish an account if you do not provide the necessary information.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers. There is no minimum requirement for later investments. The Company does not accept third party checks as payment for shares.

The Company may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.

Distribution and Service Plan

The Company has adopted a plan (the Plan) that allows the Company to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders. The Company does not make distribution payments under the Plan with respect to Service Shares.

Under the Plan, the Company pays shareholder servicing fees to brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank and its affiliates) (Service Organizations) whereby the Service Organizations provide support services to their customers who own Service Shares in return for these fees. The Company may pay a shareholder servicing fee of up to .25% per year of the average daily net asset value of Service Shares of a fund. All Service Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Service Shares:

(1)	Responding to customer questions on the services performed by the Service Organization and investments in Service Shares;
(2)	Assisting customers in choosing and changing dividend options, account designations and addresses; and
(3)	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund’s shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Plan permits BlackRock, the Company’s distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the funds). BlackRock, the distributor and their affiliates may pay affiliated and unaffiliated Service Organizations compensation for the sale and distribution of shares of the funds or for other services to the funds and shareholders. These payments (Additional Payments) would be in addition to the fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of Additional Payments may be substantial. The Additional Payments include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of a fund to you. Please contact your Service Organization for details about Additional Payments it may receive. For more information on Additional Payments, see the SAI.

For more information on the Plan including a complete list of services provided thereunder, see the SAI.

Selling Shares

Customers of institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the institutions. These procedures will vary according to the type of account and the institution involved and customers should consult their account managers in this regard. Institutions are responsible for transmitting redemption orders and crediting their customers’ accounts with redemption proceeds on a timely basis.

Institutions may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption/exchange fee. See “Market Timing and Redemption/Exchange Fees” below. The Company, its administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Company and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming institution on the next business day, provided that the funds’ custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds’ custodian is open for business. The Company reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Company, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Company, although institutions may charge their customer accounts for redemption services.

Information relating to such redemption services and charges, if any, should be obtained by customers from their institutions.

Persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund may redeem for cash some or all of their shares of a fund at any time by sending a written redemption request in proper form to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, RI 02940. They may also redeem shares by telephone if they have signed up for the expedited redemption privilege.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, RI 02940.

The Company is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The Company does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, RI 02940.

The Company may refuse a telephone redemption request if it believes it is advisable to do so.

Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds at the time of the portfolio combination with The PNC® Fund may also purchase and redeem Service Shares of the same fund and for the same account in which they held shares on that date through the procedures described in this section.

Market Timing & Redemption Fees

The Board of Trustees of the Company has determined that the interests of long-term shareholders and the Company’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund’s investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund’s performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Company will seek to eliminate these opportunities by using fair value pricing, as described in “What Price Per Share Will You Pay?” above.

The Company discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If the Company believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption/exchange fees, as described below. For transactions placed directly with the Company, the Company may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Company. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Company with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Company. While the Company monitors for market timing activity, the Company may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Company to be engaged in market timing or other improper trading activity, the Company’s distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Each of the equity funds will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 90 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). Each of the High Yield Bond and International Bond Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 90-day period, or 30-day period, as the case may be, begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption/exchange fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Company sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption/exchange fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Company, the redemption/exchange fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Company not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Company’s Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified retirement plan or account; and (iv) certain other accounts in the absolute discretion of the Company when a shareholder can demonstrate hardship. In addition, former State Street Research fund shareholders will not be charged a redemption/exchange fee in connection with a one-time redemption or exchange of Company shares received in a reorganization of a State Street Research fund with one of the Company’s funds. However, additional Company shares purchased by such shareholders after the reorganization and any Company shares acquired through an exchange after the reorganization will be subject to the fee. The Company reserves the right to modify or eliminate these waivers at any time.

The Company's Rights

The Company may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions, described in the Investment Company Act,
■	Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section “Selling Shares” above,
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Company may redeem a shareholder’s account in any fund at any time if the net asset value of the account in such fund falls below $5,000 as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed. If a customer has agreed with an institution to maintain a minimum balance in his or her account, and the balance in the account falls below the minimum, the customer may be obligated to redeem all or part of his or her shares in the fund to the extent necessary to maintain the minimum balance required.

Statements

Every shareholder automatically receives regular account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Management

BlackRock Funds’ adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, Inc.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Financial Management, Inc.

owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $341.8 billion of assets under management as of December 31, 2004. BlackRock, Inc. is a majority-owned indirect subsidiary of the PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2004, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

Low Duration Bond	0.25%
Intermediate Government Bond	0.35%
Intermediate Bond	0.29%
Core Bond Total Return	0.26%
Core PLUS Total Return	0.22%
Government Income	0.20%
Managed Income	0.43%
GNMA	0.24%
International Bond	0.52%
High Yield Bond	0.36%
Tax-Free Income	0.29%
Pennsylvania Tax-Free Income	0.40%
New Jersey Tax-Free Income	0.37%
Ohio Tax-Free Income	0.36%
Delaware Tax-Free Income	0.45%
Kentucky Tax-Free Income	0.45%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

	Each Fund Except Enhanced Income, Int’l Bond, Inflation Protected Bond, GNMA, UltraShort Municipal, KY Tax-Free, DE Tax-Free	Int’l Bond, GNMA, KY Tax-Free, DE Tax-Free	Inflation Protected Bond
AVG DAILY NET ASSETS	INVESTMENT ADVISORY FEE	INVESTMENT ADVISORY FEE	INVESTMENT ADVISORY FEE
First $1 billion	.500%	.550%	.400%
$1 billion— $2 billion	.450%	.500%	.375%
$2-billion— $3 billion	.425%	.475%	.350%
greater than $3 billion	.400%	.450%	.325%

The maximum annual advisory fees that can be paid to BlackRock for the Enhanced Income and UltraShort Municipal Portfolios (as a percentage of average daily net assets) are as follows:

Enhanced Income	0.40%
UltraShort Municipal	0.45%

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding interest expense, taxes, brokerage commissions and extraordinary expenses, if any) of each share class of each fund at the levels shown in each fund’s expense table.

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund’s investment adviser or administrator and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Dividends and Distributions

Black Rock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within 10 days after the end of each month. The Company’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Company’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains, will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Each of the UltraShort Municipal, Tax-Free Income, Delaware Tax-Free Income, Ohio Tax-Free Income, Kentucky Tax-Free Income, New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular Federal income tax. However, each of these funds may invest up to 20% of its assets in non-municipal securities, the interest on which will be subject to Federal income tax. In addition, a certain portion of the dividends distributed by a fund may be subject to the Federal Alternative Minimum Tax. The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.

If more than half of the total asset value of a fund is invested in non-U.S. securities, the fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact BlackRock Funds at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are now available on the Company’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by visiting BlackRock’s website if they enroll in the Company’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)  Log on to http://www.blackrock.com/funds

2)  Click on the link for Electronic Delivery

3)  Continue to Account Access

For more information:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds’ investments. The annual report describes the funds’ performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds’ performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2005, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investment Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds

c/o PFPC Inc.

PO Box 9819

Providence, RI 02940-8019

Overnight Mail

BlackRock Funds

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the BlackRock Funds’ policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission (SEC)

You may also view and copy public information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-BOND-SVC 2/05

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